EXHIBIT "D"
                             Consent of Accountant
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                                  Jones, Jensen
                                 & Company, LLC
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                  CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
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I hereby consent to the to the  incorporation  by reference in the  Registration
Statement on Form S-8 of our report dated May 4, 1998, relating to the financial statement of Flexweight Corporation as of August 31, 1997.


/s/Jones, Jensen & Company
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Jones, Jensen & Company
September 15, 1998
Salt Lake City, Utah